EXHIBIT 10.2

FUSE MEDICAL, INC.
2017 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD NOTICE

Fuse Medical, Inc. (the “Company”) hereby grants to you a Restricted Stock Award (the “Award”) for shares of the Company's Common Stock under the Company's 2017 Equity Incentive Plan (the “Plan”).  The Award is subject to all the terms and conditions set forth in this Restricted Stock Award Notice (the “Award Notice”) and in the Restricted Stock Award Agreement and the Plan, which are attached to and incorporated into the Award Notice in their entirety.

Participant:
Grant Date:
Vesting Commencement Date:
Number of Shares Subject to the Award (the “Shares”):
Fair Market Value Per Share on Grant Date:
Vesting Schedule:	100% of the Shares subject to the Award will vest and cease to be subject to forfeiture in accordance with the vesting provisions of the Restricted Stock Award Agreement attached to this Award Notice.

Additional Terms/Acknowledgement:  You acknowledge receipt of, and understand and agree to, the Award Notice, the Restricted Stock Award Agreement and the Plan.  You further acknowledge that as of the Grant Date, the Award Notice, the Restricted Stock Award Agreement and the Plan set forth the entire understanding between you and the Company regarding the Award and supersede all prior oral and written agreements on the subject, with the exception of the following agreements:  None.

FUSE MEDICAL, INC. By: Title:	PARTICIPANT By:
Address: □ Check Box if Not Legally Married
Attachments: 1. Restricted Stock Award Agreement 2. 2017 Equity Incentive Plan	PARTICIPANT'S SPOUSE ___________________________________ Signature Print Name: ___________________________________

EXHIBIT 10.2

FUSE MEDICAL, INC.

2017 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

Pursuant to your Restricted Stock Award Notice (the “Award Notice”) and this Restricted Stock Award Agreement (this “Agreement”), Fuse Medical, Inc. (the “Company”) has granted you a Restricted Stock Award (the “Award”) under its 2017 Equity Incentive Plan (the “Plan”) for the number of shares of the Company's Common Stock indicated in your Award Notice.  Capitalized terms not defined in this Agreement but defined in the Plan have the same definitions as in the Plan.

The details of the Award are as follows:

1.	Vesting

(a)The Award will vest and no longer be subject to forfeiture upon ealiest occurance of one of the events set forth in Sections 1(b) and 1(c), below.  Shares subject to the portion of the Award that has vested and is no longer subject to forfeiture are referred to herein as “Vested Shares.”  Shares subject to the portion of the Award that has not vested and remains subject to forfeiture are referred to herein as “Unvested Shares.”  The Unvested Shares will vest (and to the extent so vested cease to be Unvested Shares remaining subject to forfeiture) in accordance with this Section 1 (the Unvested and Vested Shares are collectively referred to herein as the “Shares”).

(b)Change in Control. In the event of a Change in Control, subject to the terms of the Plan, the Award shall become immediately vested with respect to 100% of the shares subject to the Award. To the extent practicable, such acceleration of vesting and exercisability shall occur in a manner and at a time which allows the Participant the ability to participate in the Change in Control with respect to the shares of Common Stock received.

(c) Listing on a National Securities Exchange. In the event that the Common Stock is listed on a national securities exchange, subject to the terms of the Plan, the Award shall become immediately vested and exercisable with respect to 100% of the shares subject to the Award.

2.	Forfeiture of Unvested Shares upon Termination of Service; Consideration for Award

2.1Unless the Plan Administrator determines otherwise prior to your Termination of Service, all Unvested Shares will immediately be forfeited to the Company upon your termination of Continuous Service (“Termination of Service”) without payment of any consideration to you.

2.2 [RESERVED]

3.	Securities Law Compliance

3.1You represent and warrant that you (a) have been furnished with a copy of the Plan and all information which you deem necessary to evaluate the merits and risks of the Shares, (b) have had the opportunity to ask questions and receive answers concerning the

EXHIBIT 10.2

information received about the Shares and the Company, and (c) have been given the opportunity to obtain any additional information you deem necessary to verify the accuracy of any information obtained concerning the Shares and the Company.

3.2You hereby confirm that you have been informed that the offer and sale of the Shares has not been registered under the Securities Act, or any state securities laws pursuant to exemptions from registration.  You further confirm that you understand that the reliance by the Company on such exemptions is predicated in part on the truth and accuracy of the statements by you in this Agreement.

3.3You hereby represent and warrant that you are receiving the Shares for your own account, for investment purposes only, and not with a view towards the distribution or public offering of all or any part of the Shares.

3.4You hereby confirm that you understand that because the offer and sale of the Shares has not been registered under the Securities Act, you must continue to bear the economic risk of the investment for an indefinite period of time and the Shares cannot be sold unless the resale of the Shares is subsequently registered or an exemption from registration is available.

3.5You hereby agree that you will in no event sell or distribute all or any part of the Shares unless (a) you comply with the provisions of this Agreement and (b)(i) there is an effective registration statement under the Securities Act and applicable state securities laws covering any such transaction involving the Shares or (i) the Company receives an opinion of your legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or, in the Company’s sole discretion, the Company otherwise satisfies itself that such transaction is exempt from registration.

3.6You hereby consent to the placing of a legend on your certificate(s) as set forth in Section 8 and to the placing of a stop-transfer order on the books of the Company and with any transfer agents against the Shares until the Shares may be legally resold or distributed.

3.7You hereby confirm that you understand that at the present time Rule 144 of the Securities and Exchange Commission (the “SEC”) may not be relied on for the resale or distribution of the Shares by you.  You understand that the Company has no obligation to you to register resale of the Shares with the SEC and has not represented to you that it will so register the resale of the Shares.

3.8You hereby confirm that you have been advised, prior to your receiving of the Shares, that neither the offering of the Shares nor any offering materials have been reviewed by any administrator under the Securities Act or any other applicable securities act (the “Acts”) and that the Shares have not been registered under any of the Acts and therefore cannot be resold unless the resale is registered under the Acts or unless an exemption from such registration is available.

3.9You hereby agree to indemnify the Company and hold it harmless from and against any loss, claim or liability, including attorneys' fees or legal expenses, incurred by the Company because of any breach by you of, or any inaccuracy in, any representation, warranty or statement made by you in this Agreement or the breach by you of any terms or conditions of this Agreement.

EXHIBIT 10.2

4.	Transfer and Voting Restrictions

4.1Restrictions on Transfer of Unvested Shares.  Any sale, transfer, assignment, pledge, encumbrance, hypothecation, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, whether voluntary or by operation of law, directly or indirectly, of Unvested Shares will be strictly prohibited and void.

4.2Restrictions on Transfer of Vested Shares.  Vested Shares may not be sold, transferred, assigned, pledged, encumbered or otherwise disposed of in contravention of the provisions of this Agreement without the prior consent of the Plan Administrator.  If the Plan Administrator consents to such sale, transfer, assignment, pledge, encumbrance or other disposal of the Vested Shares, you agree to (a) pay the Company a transfer processing fee of $3,500 per transaction (whereby transfers to separate transferees shall be deemed to be separate transactions); (b) provide an opinion of your legal counsel and the counsel of the transferee (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration under applicable securities laws or, in the Company's sole discretion, the Company otherwise satisfies itself that such transaction is exempt from registration under applicable securities laws; (c) make such representations and warranties to the Company as the Company may require; and (d) enter into such agreements related to the transfer as the Company may require.  Such restrictions on transfer, however, will not apply to a transfer to the Company in pledge as security for any purchase money indebtedness incurred by you in connection with the acquisition of the Vested Shares.  Such restrictions on transfer, however, will not apply to a transfer to the Company in pledge as security for any purchase‑money indebtedness incurred by you in connection with the acquisition of the Vested Shares.

4.3Transferee Obligations.  Each person (other than the Company) to whom Vested Shares are transferred must, as a condition precedent to the validity of such transfer, (a) acknowledge in writing to the Company that such person is bound by the provisions of this Agreement, to the same extent the Vested Shares would be so subject if retained by you; (b) make such representations and warranties to the Company as the Company may require; and (c) enter into such agreements related to the transfer as the Company may require.

4.4Market Standoff.  In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, you, or any transferee, agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Shares issued without the prior written consent of the Company or its underwriters.  Such limitations will be in effect for such period of time as may be requested by the Company or such underwriters; provided, however, that in no event will such period exceed (a) 180 days after the effective date of the registration statement for such public offering or (b) such longer period requested by the underwriters as is necessary to comply with regulatory restrictions on the publication of research reports (including, but not limited to, NYSE Rule 472 or FINRA Conduct Rule 2711, or any successor rules).

In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company's outstanding Common Stock effected as a class without the Company's receipt of consideration, any new, substituted or additional securities distributed with respect to the Shares will be immediately subject to the

EXHIBIT 10.2

provisions of this Section 4.4, to the same extent the Shares are at such time covered by such provisions.

In order to enforce the limitations of this Section 4.4, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable standoff period.

5.	Section 83(b) Election for Award

You understand that under Section 83(a) of the Code, the excess of the Fair Market Value of the Unvested Shares on the date the forfeiture restrictions lapse over the purchase price, if any, paid for such Shares will be taxed, on the date such forfeiture restrictions lapse, as ordinary income subject to payroll and withholding tax and tax reporting, as applicable.  For this purpose, the term “forfeiture restrictions” means the right of the Company to receive back any Unvested Shares upon your Termination of Service.  You understand that you may elect under Section 83(b) of the Code to be taxed at the time the Unvested Shares are acquired, rather than when and as the Unvested Shares cease to be subject to the forfeiture restrictions.  Such election (an “83(b) Election”) must be filed with the Internal Revenue Service within 30 days from the Grant Date of the Award.  Even if the Fair Market Value of the Unvested Shares on the Grant Date equals the purchase price, if any, (and thus no tax is payable), you must file the election within the 30‑day period to avoid the risk of adverse tax consequences in the future.

You understand that there is a risk the Internal Revenue Service might challenge the Company's determination of the Fair Market Value of the Shares, in which case you may be deemed to have received more ordinary income than originally estimated.  You also understand that (a) you will not be entitled to a deduction for any ordinary income previously recognized as a result of the 83(b) Election if the Unvested Shares are subsequently forfeited to the Company, and (b) the 83(b) Election may cause you to recognize more ordinary income than you would have otherwise recognized if the Internal Revenue Service determines that the value of the Unvested Shares on the date the Shares are transferred is higher than the Fair Market Value of the Shares on that date as determined by the Company and/or the value of the Unvested Shares subsequently declines.

THE FORM FOR MAKING AN 83(b) ELECTION IS ATTACHED TO THIS AGREEMENT AS EXHIBIT B.  YOU UNDERSTAND THAT FAILURE TO FILE SUCH AN ELECTION WITHIN THE 30‑DAY PERIOD MAY RESULT IN THE RECOGNITION OF ORDINARY INCOME BY YOU AS THE FORFEITURE RESTRICTIONS LAPSE.  You further understand that an additional copy of such election form should be filed with your federal income tax return for the calendar year in which the date of this Agreement falls.  You acknowledge that the foregoing is only a summary of the federal income tax laws that apply to the receiving of the Unvested Shares under this Agreement and does not purport to be complete.  YOU FURTHER ACKNOWLEDGE THAT THE COMPANY HAS DIRECTED YOU TO SEEK INDEPENDENT ADVICE REGARDING THE APPLICABLE PROVISIONS OF THE CODE, THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH YOU MAY RESIDE, AND THE TAX CONSEQUENCES OF YOUR DEATH.

You agree to execute and deliver to the Company with this Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election attached hereto as Exhibit A.  You further agree that you will execute and deliver to the Company

EXHIBIT 10.2

with this Agreement a copy of the 83(b) Election attached hereto as Exhibit B if you choose to make such an election.

6.	[RESERVED]
7.	Legends

You understand and agree that the Shares are subject to forfeiture as well as first refusal rights and other transfer restrictions as set forth in this Agreement.  You understand that any certificate(s) representing the Shares will bear legends in substantially the following form:

“The securities represented by this certificate are subject to certain forfeiture restrictions, restrictions on public resale and transfer, rights held by the issuer and/or its assignee(s) and may not be sold, assigned, transferred, encumbered or in any way disposed of except as set forth in a restricted stock award agreement between the issuer and the original purchaser of these shares, a copy of which may be obtained at the principal office of the issuer.  Such forfeiture and transfer restrictions and first refusal rights are binding on transferees of these shares.”

“The offer and sale of the securities represented by this certificate has not been registered under the Securities Act of 1933, as amended (the “Act”), or under applicable state securities laws.  These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Act and applicable state securities laws, pursuant to registration or exemption therefrom.  Investors should be aware that they may be required to bear the financial risks of this investment for an indefinite period of time.  The issuer of these securities may require an opinion of counsel in form and substance satisfactory to the issuer to the effect that the proposed transfer or resale is in compliance with the Act and any applicable state securities laws.”

8.	Assignment Separate From Certificate; Book Entry Registration of Shares

8.1The stock certificate(s) representing the Shares will be retained by the Company until the Shares are no longer subject to forfeiture.  If any portion of the Shares is forfeited, the forfeited Shares will be transferred to the Company.  The Stock Power and Assignment Separate from Certificate attached as Exhibit C will be used to effect the transfer in the event of forfeiture.  Please do not fill in any blanks other than the signature line(s) in the Stock Power and Assignment Separate from Certificate.  The purpose of this assignment is to enable the Company to exercise its rights without requiring additional signatures from you.

8.2The Company may issue the Shares by registering the Shares in book entry form with the Company's transfer agent in your name in which case the applicable restrictions will be noted in the records of the Company's transfer agent in the book entry system.

9.	Stop‑Transfer Notices

You understand and agree that, in order to ensure compliance with the restrictions referred to in this Agreement, the Company may issue appropriate “stop‑transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.  The Company will not be

EXHIBIT 10.2

required to (a) transfer on its books any Shares that have been sold or transferred in violation of the provisions of this Agreement or (b) treat as the owner of the Shares, or otherwise accord voting, dividend or liquidation rights to, any transferee to whom the Shares have been transferred in contravention of this Agreement.

10.	Independent Tax Advice

You acknowledge that determining the actual tax consequences to you of receiving or disposing of the Shares may be complicated.  These tax consequences will depend, in part, on your specific situation and may also depend on other variables not within the control of the Company.  You are aware that you should consult a competent and independent tax advisor for a full understanding of the specific tax consequences to you of receiving or disposing of the Shares.  Prior to executing the Award Notice, you either have consulted with a competent tax advisor independent of the Company to obtain tax advice concerning the receiving or disposition of the Shares in light of your specific situation or you have had the opportunity to consult with such a tax advisor but chose not to do so.

11.	Withholding and Disposition of Shares

As a condition to the removal of forfeiture restrictions from your Vested Shares, you agree to make arrangements satisfactory to the Company for the payment of any federal, state, local or foreign withholding tax obligations that arise either upon receiving of the Shares or as the forfeiture restrictions on any Shares lapse.  Notwithstanding the previous sentence, you acknowledge and agree that the Company and any Related Company have the right to deduct from payments of any kind otherwise due to you any federal, state or local taxes of any kind required by law to be withheld with respect the Award.

14.	General Provisions

14.1Assignment.  The Company may assign its forfeiture and/or, first refusal and/or repurchase rights at any time, whether or not such rights are then exercisable, to any person or entity selected by the Company's Board of Directors, including, without limitation, one or more of the Company's stockholders.

14.2Notices.  Any notice required in connection with (a) the Company's forfeiture and first refusal rights or (b) the disposition of any Shares covered thereby will be given in writing and will be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and addressed to the party entitled to such notice at the address indicated in this Agreement or at such other address as such party may designate by ten (10) days' advance written notice under this Section 14.2 to all other parties to this Agreement.

14.3No Waiver.  No waiver of any provision of this Agreement will be valid unless in writing and signed by the person against whom such waiver is sought to be enforced, nor will failure to enforce any right hereunder constitute a continuing waiver of the same or a waiver of any other right hereunder.

14.4Cancellation of Shares.  If the Company or its assignees exercises the Company's forfeiture or any repurchase rights in accordance with the provisions of this Agreement, then, from and after such time, the person from whom such Shares are to be forfeited or repurchased, as applicable, will no longer have any rights as a recipient of such Shares, such Shares will be deemed forfeited or repurchased in accordance with the

EXHIBIT 10.2

applicable provisions of this Agreement, and the Company or its assignees will be deemed the owner and recipient of such Shares, whether or not any certificates therefor have been delivered as required by this Agreement.

14.5Undertaking.  You hereby agree to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either you or the Shares pursuant to the express provisions of this Agreement.

14.6Agreement Is Entire Contract.  This Agreement and the Award Notice constitute the entire contract between the parties hereto with regard to the subject matter hereof and supersede all prior oral and written agreements on the subject, with the exception of the following agreements:  None.  This Agreement and the Award Notice are made pursuant to the provisions of the Plan and will in all respects be construed in conformity with the express terms and provisions of the Plan.

14.7Successors and Assigns.  The provisions of this Agreement will inure to the benefit of, and be binding on, the Company and its successors and assigns and you and your legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person will have become a party to this Agreement and agreed in writing to join herein and be bound by the terms and conditions hereof.

14.8No Employment or Service Contract.  Nothing in this Agreement will affect in any manner whatsoever the right or power of the Company, or a Related Company, to terminate your employment or services on behalf of the Company, for any reason, with or without Cause.

14.9Stockholder of Record.  You will be recorded as a stockholder of the Company and will have, subject to the provisions of this Agreement and the Plan, all the rights of a stockholder with respect to the Shares.

14.10Counterparts.  The Award Notice may be executed in two or more counterparts, each of which will be deemed an original, but which, upon execution, will constitute one and the same instrument.

14.11Governing Law.  To the extent not otherwise governed by the laws of the United States, this Agreement will be construed and administered in accordance with and governed by the laws of the State of Texas without giving effect to principles of conflicts of law.

EXHIBIT 10.2

EXHIBIT A

ACKNOWLEDGMENT AND STATEMENT OF DECISION REGARDING SECTION 83(b) ELECTION

The undersigned, a recipient of Restricted Stock Award shares of Common Stock of Fuse Medical, Inc., a Delaware corporation (the “Company”), pursuant to a restricted stock award granted pursuant to the Company's 2017 Equity Incentive Plan (the “Plan”), hereby states as follows:

1.The undersigned acknowledges receipt of a copy of the Plan relating to the offering of such shares.  The undersigned has carefully reviewed the Plan and the Restricted Stock Award Notice and Restricted Stock Award Agreement pursuant to which the award was granted.

2.The undersigned either (check and complete as applicable):

(a)

has consulted, and has been fully advised by, the undersigned's own tax advisor, ________________________, whose business address is _________________________, regarding the federal, state and local tax consequences of receiving shares under the Plan, and particularly regarding the advisability of making an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and pursuant to the corresponding provisions, if any, of applicable state law, or

(b)	has knowingly chosen not to consult such a tax advisor.

3.The undersigned hereby states that the undersigned has decided (check as applicable)

(a)

to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned's executed Restricted Stock Award Notice, an executed form entitled “Election Under Section 83(b) of the Internal Revenue Code of 1986”, or

(b)	not to make an election pursuant to Section 83(b) of the Code.

4.Neither the Company nor any affiliate or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned's receipt of shares under the Plan or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Dated: Dated:	_______________________ Recipient _______________________ Recipient’s Spouse

EXHIBIT 10.2

EXHIBIT B

ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER:  _______________________

NAME OF SPOUSE:  _______________________

ADDRESS: _______________________
_______________________

IDENTIFICATION NO. OF TAXPAYER:  _______________________

IDENTIFICATION NO. OF SPOUSE:

TAXABLE YEAR:  _________

2.	The property with respect to which the election is made is described as follows: _______shares of the Common Stock of Fuse Medical, Inc., a Delaware corporation (the “Company”).
3.	The date on which the property was transferred is: _______________________
4.	The property is subject to the following restrictions:

The property is subject to a right pursuant to which taxpayer forfeits the rights in and to the shares if for any reason taxpayer's service with the Company is terminated.  The forfeiture right lapses on the one year anniversary ending on ________________.

5.

The aggregate fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:  _______________________

6.	The amount (if any) paid for such property is: _______________________

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above‑described property.  The undersigned is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: _______________________ Dated: _______________________	_______________________ Recipient _______________________ Recipient's Spouse

EXHIBIT 10.2

DISTRIBUTION OF COPIES

1.	File original with the Internal Revenue Service Center where the taxpayer's income tax return will be filed. Filing must be made by no later than 30 days after the date the property was transferred.
2.	Attach one copy to the taxpayer's income tax return for the taxable year in which the property was transferred.
3.	Mail one copy to the Company at the following address:

Fuse Medical, Inc.

c/o Office of Chief Financial Officer

1565 North Central Expressway, Suite 220

Richardson, TX 75080

EXHIBIT 10.2

EXHIBIT C

STOCK POWER AND ASSIGNMENT
SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Award Agreement dated as of __________________ the undersigned hereby sells, assigns and transfers unto _______________________ shares of the Common Stock of Fuse Medical, Inc., a Delaware corporation, standing in the undersigned's name on the books of said corporation represented by Certificate No. ___ delivered herewith, and does hereby irrevocably constitute the Secretary of said corporation as attorney‑in‑fact, with full power of substitution, to transfer said stock on the books of said corporation.

Dated:

Signature:

Please print name: _______________________

Spouse's signature, if any:

Please print name: _______________________

Please see Section 8 of the Restricted Stock Award Agreement for information on completing this form.